UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2015

XENCOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36182	20-1622502
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

111 West Lemon Avenue

Monrovia, California 91016

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (626) 305-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                   Changes in Registrant’s Certifying Accountant

(a) The Audit Committee of the Board of Directors (the “Audit Committee”) of Xencor, Inc. (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2015.

As a result of this process on June 24, 2015, the Audit Committee appointed McGladrey LLP (“McGladrey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and dismissed BDO USA, LLP (“BDO”), which had participated in the process, from that role.

The reports of BDO on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2014 and December 31, 2013, and in the subsequent interim period through June 24, 2015, there were no disagreements with BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of BDO would have caused BDO to make reference to the matter in their reports.  There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except for the following material weakness and significant deficiencies identified below.

In connection with the audit of the Company’s financial statements for the year ended December 31, 2013, BDO informed the Company that there was a material weakness in internal control over financial reporting.  The material weakness related to revenue recognition as it relates to properly recording negotiated terms and conditions in the Company’s product development partnerships and license agreements and the misapplication of accounting principles generally accepted in the United States of America with respect to the timing of the recognition of revenue for such agreements.

The Company requested BDO to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of BDO’s letter dated June 26, 2015 is filed as Exhibit 16.1 to this Form 8-K.

(b) During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through June 24, 2015, neither the Company nor anyone acting on its behalf has consulted with McGladrey with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1                                                                        Letter of BDO USA, LLP dated June 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2015	XENCOR, INC.

	By:	/s/ Lloyd A. Rowland
Lloyd A. Rowland
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

16.1	Letter of BDO USA, LLP dated June 26, 2015.